Filed under Rule 497(k) Registration No. 811-7238

SUNAMERICA SERIES TRUST

Supplement to the Summary Prospectus dated May 1, 2014

Effective immediately, for the following portfolio:

Small & Mid Cap Value Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section, in regard to AllianceBernstein L.P. the information about the current portfolio manager Andrew Weiner is deleted in its entirety. Mr. James MacGregor will continue to manage the Portfolio.

Please retain this supplement for future reference.

Dated: June 18, 2014